UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 18, 2016

Hudson Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, One Blue Hill Plaza Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Hudson Technologies, Inc. (“Hudson”) today announced that James R. Buscemi has informed Hudson of his decision to step down as Vice President and Chief Financial Officer of Hudson effective July 1, 2016. Mr. Buscemi will remain with Hudson to assist with the CFO succession for a transition period prior to his planned retirement at the end of September 2016.  Hudson has initiated a search to identify a replacement for Mr. Buscemi.

A copy of the press release announcing Mr. Buscemi’s retirement is attached as Exhibit 99.1 and incorporated herein by reference

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Press Release dated May 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON TECHNOLOGIES, INC.

Date: May 18, 2016	By:	/s/ Stephen P. Mandracchia
Name: Stephen P. Mandracchia
Title: Vice President Legal & Regulatory, Secretary